SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 12, 2004



                             PYR Energy Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Maryland                     001-15511                95-4580642
           --------                     ---------                ----------
(State or other jurisdiction        (Commission File        (IRS Employer
 of incorporation)                   Number)                 Identification No.)



                1675 Broadway, Suite 2450, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748

Item 2. Acquisition or Disposition of Assets.
---------------------------------------------

     On May 12, 2004, PYR Energy Corporation (the "Company") announced that it had closed on its acquisition of assets of Venus Exploration Inc. ("Venus"). A Current Report on Form 8-K was filed on May 13, 2004 to report this transaction. The related financial statements are being filed under cover of this Form 8-K/A (Amendment No. 1).

     Venus entered into bankruptcy proceedings in October 2002 and had been operating under the supervision of the United States Bankruptcy Court (the "Court") since February 2003. As a result, Venus' activities had been curtailed and the number of full- time employees had been reduced substantially since that date. The Company acquired the Venus properties through public auction as approved by the Court.

     In the financial statements included in this Form 8-K/A (Amendment No. 1), the Company has included historical summaries of revenues and direct operating expenses of the Venus properties acquired in May 2004. These historical summaries exclude depreciation and amortization, general and administrative expenses, and income taxes primarily because (i) during the bankruptcy proceedings, Venus had not maintained a complete set of internal accounting records on a full accrual basis of reporting, and (ii) combining the excluded information with the information set forth in the historical summaries would not be considered indicative of normal business operations due to the Venus bankruptcy and the subsequent curtailment of Venus' activities. As a result, including the excluded information in the historical summaries could not be presented without unreasonable cost and effort due to the unavailability of Venus' internal accounting records on a full accrual basis of reporting. Even if that information were available, including it in the historical summaries would result in information that would not be comparable to that resulting from anticipated future operations for the reasons set forth above.

Item 7. Financial Statements and Exhibits.
------------------------------------------


     (a)  Financial statements of businesses acquired.
          --------------------------------------------


                                      Index
                                      -----


          FINANCIAL INFORMATION OF CERTAIN PROPERTIES ACQUIRED

            Report of Independent Registered Public Accounting Firm -
            HEIN & ASSOCIATES LLP........................................... F-1

            Historical Summaries of Revenues and Direct Operating
            Expenses of Properties Acquired in May 2004 for the
            Year Ended August 31, 2003 and for the Six Months Ended
            February 29, 2004 (Unaudited)................................... F-2

            Notes to Historical Summaries of Revenues and Direct
            Operating Expenses of Properties Acquired in May 2004........... F-3



     (b)  Pro forma financial information
          -------------------------------


                                      Index
                                      -----

          PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

            Introduction.................................................... F-5

            Unaudited Pro Forma Condensed Balance Sheet as of
            February 2004................................................... F-6

            Unaudited Pro Forma Condensed Statement of Operations for
            the Year Ended August 31, 2003.................................. F-7

            Unaudited Pro Forma Condensed Statement of Operations for
            the Six Months Ended February 29, 2004.......................... F-8

            Notes to Unaudited Pro Forma Financial Information.............. F-9

     (c)  Exhibits.
          ---------


Exhibit
Number            Exhibit Title
------            -------------

99.1*             Press release dated May 12, 2004.

---------------
*   Previously filed.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PYR ENERGY CORPORATION


Date:  July 2, 2004                       By: /s/ D. Scott Singdahlsen
                                          ----------------------------
                                          D. Scott Singdahlsen, Chief Executive
                                          Officer

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors
Venus Exploration, Inc.
San Antonio, Texas


We have audited the accompanying historical summaries of revenue and direct operating expenses of properties acquired in May 2004 by PYR Energy Corporation, for the year ended August 31, 2003. The historical summaries are the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summaries based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summaries presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of PYR Energy Corporation) as described in Note 1 and are not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the historical summaries referred to above present fairly, in all material respects, the revenue and direct operating expenses of the properties acquired in May 2004 by PYR Energy Corporation, in conformity with accounting standards generally accepted in the United States of America.




/s/ HEIN & ASSOCIATES LLP
-------------------------
HEIN & ASSOCIATES LLP

Denver, Colorado
May 21, 2004

                             PYR ENERGY CORPORATION

         HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES
                       OF PROPERTIES ACQUIRED IN MAY 2004



                                              FOR THE SIX         FOR THE YEAR
                                              MONTHS ENDED            ENDED
                                            FEBRUARY 29, 2004    AUGUST 31, 2003
                                            -----------------    ---------------
                                               (Unaudited)

OIL AND GAS SALES                              $  764,365           $1,781,407

DIRECT OPERATING EXPENSES                         394,347              928,543
                                               ----------           ----------

NET REVENUE                                    $  370,018           $  852,864
                                               ==========           ==========
















                        See Notes to Historical Summaries

                             PYR ENERGY CORPORATION

         NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING
                   EXPENSES OF PROPERTIES ACQUIRED IN MAY 2004


1.   BASIS OF PREPARATION:
     ---------------------

     The historical summaries presented herein were prepared for the purpose of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K as promulgated by Regulation S-B Item 3-10 of the Securities Exchange Act of 1934. The accompanying historical summaries of revenues and direct operating expenses relate to the operations of the oil and gas properties acquired by PYR Energy Corporation ("PYR") in May 2004. The properties were acquired at a purchase price of $3,230,150 through public auction from Venus Exploration, Inc., a company in Chapter 11 Bankruptcy ("Venus"). The sale was approved by the United States Bankruptcy Court.

     Unaudited information. The historical summary of revenue and direct operating expenses for the six months ended February 29, 2004 is unaudited; however, this summary includes all adjustments (consisting of normal accruals) required to present fairly, in management's opinion, the net revenue for the period then ended.

     Revenues are recorded when oil or natural gas and related liquids are sold. Direct operating expenses are recorded when the related liability is incurred. Direct operating expenses include lease operating expenses, well workover costs, ad valorem taxes and production taxes. Depreciation and amortization of oil and gas properties, general and administrative expenses and income taxes have been excluded from operating expenses in the accompanying historical summaries because the amounts would not be comparable to those resulting from proposed future operations. Furthermore, as a result of Venus bankruptcy, its recent activities are not considered indicative of normal business operations.


2.   SUPPLEMENTAL INFORMATION ON OIL AND GAS RESERVES (UNAUDITED):
     -------------------------------------------------------------

     Proved oil and gas reserves consist of those estimated quantities of crude oil, natural gas, and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

     The following estimates of proved reserves have been made by independent engineers. The estimated net interests in proved reserves are based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history. There can be no assurance that such estimates will not be materially revised in subsequent periods.

                             PYR ENERGY CORPORATION

         NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING
                   EXPENSES OF PROPERTIES ACQUIRED IN MAY 2004


The changes in proved reserves of the properties acquired in May 2004 for the year ended August 31, 2003 are set forth below.

                                                                     Natural Gas
                                                        Oil           (Thousand
                                                     (Barrels)       Cubic Feet)
                                                     ----------      ----------

Reserves at August 31, 2002                             561,000         720,000
Production                                              (44,600)       (107,300)
Revisions                                                83,600         459,300
                                                     ----------      ----------
Reserves at August 31, 2003                             600,000       1,072,000
                                                     ----------      ----------

Proved developed reserves August 31, 2002               470,700         539,700
                                                     ==========      ==========
Proved developed reserves August 31, 2003               508,200         621,400
                                                     ==========      ==========


The primary changes in the standardized measure of discounted estimated future net cash flows for the year ended August 31, 2003 were as follows:

                                                                     August 31,
                                                                        2003
                                                                    -----------

Beginning of year                                                   $ 3,309,000
Sales of oil and gas produced, net of
  production costs                                                     (853,000)
Effect of change in prices                                            1,025,000
Accretion of discount                                                   331,000
Net change in income taxes                                                 --
Development costs incurred in during the year                              --
Changes in future development costs                                    (105,000)
Changes in operating expenses                                        (1,240,000)
Revision of estimates and other                                       2,542,000
                                                                    -----------

End of year                                                         $ 5,009,000
                                                                    ===========

Estimated future cash inflows are computed by applying year-end prices of oil and gas to year-end quantities of proved reserves. Estimated future development and production costs are determined by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. Estimated future income tax expense is calculated by applying year-end statutory tax rates to estimated future pre-tax net cash flows related to proved oil and gas reserves, less the tax basis of the properties involved, current operating losses and other tax considerations.

                             PYR ENERGY CORPORATION

         NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING
                   EXPENSES OF PROPERTIES ACQUIRED IN MAY 2004


The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

                             PYR ENERGY CORPORATION

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


In May 2004, PYR Energy Corporation ("PYR") acquired interests in certain producing properties for approximately $3,230,000 (excluding costs associated with the acquisition) and a future net profits obligation, which is payable only after certain payout thresholds are met. These properties were acquired from Venus Exploration, Inc. ("Venus"). Venus is in Chapter 11 Bankruptcy and the properties were acquired through public auction as approved by the United States Bankruptcy Court. To finance the purchase, PYR primarily used existing cash reserves and also a portion of the proceeds from a private placement of common stock.

The following unaudited pro forma financial statements have been prepared to demonstrate the effect on PYR's financial position and results of operations as if the properties had been acquired on February 29, 2004 (with respect to the pro forma balance sheet) and at the beginning of the periods (with respect to the pro forma statements of operations). The sale of the first tranche of common stock is also reflected in the pro forma financial information. The pro forma financial statements should be read in conjunction with the historical summaries of revenues and direct operating expenses of the properties included herein and with the financial statements of PYR as filed in their Forms 10-KSB and 10-QSB. The pro forma financial statements should not be construed as a reflection of the financial position or results of operations that actually would have occurred if the acquisition would have occurred on the above dates, or of future operations.


                                        PYR ENERGY CORPORATION

                              UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                           FEBRUARY 29, 2004

                                                ASSETS
                                                ------

                                                        Historical      Pro Forma
                                                         Amounts       Adjustments           Pro Forma
                                                       ------------    ------------         ------------
CURRENT ASSETS
   Cash                                                $  2,647,813    $ (2,980,150) (1)    $  4,572,663
                                                                          4,905,000  (2)
   Deposits, prepaid expenses, and other receivables        109,070            --                109,070
                                                       ------------    ------------         ------------
              Total Current Assets                        2,756,883       1,924,850            4,681,733

PROPERTY AND EQUIPMENT
   Furniture and equipment, net                              23,268            --                 23,268
   Oil and gas properties under full cost, net            5,334,242       3,480,364  (1)       8,814,606
                                                       ------------    ------------         ------------
                                                          5,357,510       3,480,364            8,837,874
OTHER ASSETS
   Deferred financing costs and other assets                 76,664            --                 76,664
   Deferred acquisition costs                               300,000        (300,000) (1)            --
                                                       ------------    ------------         ------------
                                                            376,664        (300,000)              76,664
                                                       ------------    ------------         ------------

              Total Assets                             $  8,491,057    $  5,105,214         $ 13,596,271
                                                       ============    ============         ============

                                 LIABILITIES AND STOCKHOLDERS' EQUITY
                                 ------------------------------------
CURRENT LIABILITIES
   Accounts payable and accrued liabilities            $    273,728    $    513,803  (1,3)  $    787,531
   Asset retirement obligation                              727,231            --                727,231
                                                       ------------    ------------         ------------
              Total Current Liabilities                   1,000,959         513,803            1,514,762

LONG-TERM LIABILITIES
   Convertible notes payable                              6,462,552            --              6,462,552
   Asset retirement obligation                              161,165         161,142  (1)         322,307
                                                       ------------    ------------         ------------
              Total Long-Term Liabilities                 6,623,717         161,142            6,784,859

STOCKHOLDERS' EQUITY
   Common stock, $.001 par value; authorized
     75,000,000 shares; issued and outstanding
     23,701,357 and 28,201,357 (pro forma)                   23,701           4,500  (2)          28,201
   Capital in excess of par value                        35,407,657       4,425,769  (2,3)    39,833,426
   Accumulated deficit                                  (34,564,977)           --            (34,564,977)
                                                       ------------    ------------         ------------
                                                            866,381       4,430,269            5,296,650
                                                       ------------    ------------         ------------

        Total Liabilities and Stockholders' Equity     $  8,491,057    $  5,105,214         $ 13,596,271
                                                       ============    ============         ============


                       See accompanying notes to pro forma financial statements.

                                                 F-7

                                   PYR ENERGY CORPORATION

                    UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                 YEAR ENDED AUGUST 31, 2003


                                               PYR Energy      Pro Forma
                                              Corporation     Adjustments         Pro Forma
                                              ------------    ------------       ------------
REVENUE
  Oil and gas production                      $    195,167    $  1,781,407  (4)  $  1,976,574
                                              ------------    ------------       ------------
                                                   195,167       1,781,407          1,976,574

OPERATING EXPENSES
  Lease operating expenses                          95,334         928,543  (4)     1,023,877
  Impairment, dry hole, and abandonments         3,234,029            --            3,234,029
  Depreciation, depletion, and amortization        239,393         354,183  (5)       593,576
  General and administrative                     1,265,912          12,891  (6)     1,278,803
                                              ------------    ------------       ------------
                                                 4,834,668       1,295,617          6,130,285

(LOSS) INCOME FROM OPERATIONS                   (4,639,501)        485,790         (4,153,711)
                                              ------------    ------------       ------------

OTHER INCOME (EXPENSE)
  Interest income                                   53,520            --               53,520
  Interest (expense)                              (310,457)           --             (310,457)
                                              ------------    ------------       ------------
                                                  (256,937)           --             (256,937)
                                              ------------    ------------       ------------

(LOSS) INCOME BEFORE CUMULATIVE
EFFECT OF CHANGE IN ACCOUNTING
PRINCIPLE                                       (4,896,438)        485,790         (4,410,648)
  Cumulative effect of change in
    accounting principle                          (341,175)           --             (341,175)
                                              ------------    ------------       ------------

NET (LOSS) INCOME                             $ (5,237,613)   $    485,790       $ (4,751,823)
                                              ============    ============       ============

NET LOSS PER COMMON
SHARE -BASIC AND DILUTED                      $      (0.22)                      $      (0.17)
                                              ============                       ============

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                       23,701,357       4,500,000  (2)    28,201,357
                                              ============    ============       ============


                  See accompanying notes to pro forma financial statements.

                                            F-8

                                   PYR ENERGY CORPORATION

                    UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                             SIX MONTHS ENDED FEBRUARY 29, 2004



                                               PYR Energy      Pro Forma
                                              Corporation     Adjustments         Pro Forma
                                              ------------    ------------       ------------
REVENUE
  Oil and gas production                      $     84,394    $    764,365  (4)  $    848,759
                                              ------------    ------------       ------------
                                                    84,394         764,365            848,759

OPERATING EXPENSES
  Lease operating expenses                          36,952         394,347  (4)       431,299
  Impairment, dry hole, and abandonments              --              --                 --
  Depreciation, depletion, and amortization        124,228         177,092  (5)       301,320
  General and administrative                       536,932           6,446  (6)       543,378
                                              ------------    ------------       ------------
                                                   698,112         577,885          1,275,997

(LOSS) INCOME FROM OPERATIONS                     (613,718)        186,480           (427,238)
                                              ------------    ------------       ------------

OTHER INCOME (EXPENSE)
  Interest income                                   10,608            --               10,608
  Interest (expense)                              (160,550)           --             (160,550)
                                              ------------    ------------       ------------
                                                  (149,942)           --             (149,942)
                                              ------------    ------------       ------------

NET (LOSS) INCOME                             $   (763,660)   $    186,480       $   (577,180)
                                              ============    ============       ============

NET LOSS PER COMMON
SHARE -BASIC AND DILUTED                      $      (0.03)                      $      (0.02)
                                              ============                       ============

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                       23,701,357       4,500,000  (2)    28,201,357
                                              ============    ============       ============



                  See accompanying notes to pro forma financial statements.

                                            F-9

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


(1) Adjustment to reflect the acquisition cost of the oil and gas properties and related costs (of approximately $86,000 and including $50,000 previously accrued), including the asset retirement obligation.

     In connection with the purchase, PYR will be obligated to pay a net profit interest, which varies between 25% to 50%, to a trust. This amount is payable only on future drilling projects and after the Company has recovered its capital costs in the drilling of these projects. These percentages decrease by 50% after $3,300,000 has been paid to the trust. Due to the uncertainty as to any future payment, no liability was recorded in connection with the purchase. Also, as this relates only to future drilling projects, no amounts were deducted in the condensed pro forma statement of operations information.

(2) Adjustment to reflect the sale of 4,500,000 shares of common stock in a private placement at $1.09 per share.

(3) Adjustment to reflect costs totaling approximately $475,000 associated with the sale of 4,500,000 shares of common stock in a private placement at $1.09 per share.

(4) Oil and gas sales and direct operating expenses of the acquired properties for the respective periods.

(5) Adjustment to reflect additional depletion and depreciation expense as if the properties had been acquired at the beginning of the respective periods.

(6) Adjustment to record additional asset retirement obligation expense for the respective periods.






                                      F-10